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                                                                     EXHIBIT 4.1

                       FORM OF COMMON STOCK CERTIFICATE

[LOGO]
NUMBER
SHARES
SC-
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 559181
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT MAGMA DESIGN AUTOMATION, INC. is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE OF MAGMA DESIGN AUTOMATION, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Roy E. Jewell]
PRESIDENT
[SEAL]

[Rajeev Madhavan]
SECRETARY
COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES, L.L.C.
__________________________
__________________________
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

MAGMA DESIGN AUTOMATION, INC.
A statement of all of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established by the Certificate of Incorporation, as amended, may be obtained by any stockholder upon request and without charge from the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right
of survivorship and not as
tenants in common
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UNIF GIFT MIN ACT- _______________ Custodian ______________
(Cust) (Minor)
under Uniform Gift to Minors
Act ________
(State)
UNIF TRF MIN ACT- _________ Custodian (until age ______________)
(Cust)
__________ under Uniform Transfers
(Minor)
to Minors Act ____________
(State)
Additional abbreviations may also be used though not in the above list.
ASSIGNMENT
For Value Received ___________ hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S) of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint ________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTE: The signature to this assignment must correspond with the names as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signatures must be guaranteed.

Signature(s) Guaranteed:
By

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.